UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2011

IRVINE SENSORS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-08402	33-0280334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Red Hill Avenue Costa Mesa, California		92626
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 549-8211

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 14, 2011, Irvine Sensors Corporation, a Delaware corporation doing business as ISC8 (the “Company”) entered into a Loan and Security Agreement (the “Agreement”) with Partners for Growth III, L.P. (“PFG”) pursuant to which the Company has obtained a two year, $5 million revolving credit facility from PFG (the “Loans”). The Company has drawn down the entire $5 million available under the facility and has used approximately $1.9 million of those funds to repay the total amount of principal, interest, fees and other amounts owed by the Company to Timothy Looney, the former owner of the Company’s discontinued Optex Systems, Inc. subsidiary. This payment satisfied all remaining obligations of the Company to Mr. Looney and his affiliates pursuant to a Settlement and Release Agreement that was entered into between the Company and Mr. Looney in April 2010 and the related Secured Promissory Note dated April 14, 2010 in the original principal amount of $2.5 million payable to Mr. Looney. The remaining proceeds of the initial Loan, less expenses thereof and the payment to Mr. Looney, are expected to be used for general working capital purposes. Any further borrowings by the Company under this facility will be subject to the Company’s compliance with certain financial and other covenants in the Agreement, provided that no default or event of default (as defined in the Agreement) has occurred and is continuing.

The maturity date for the credit facility is December 14, 2013. Interest on the Loans shall accrue at the rate of 12% per annum. Interest only shall be payable monthly on the first business day of each month for interest accrued during the prior month and the remaining balance shall be payable on the Maturity Date. Each of Griffin Fund LP (“Griffin”) and Costa Brava Partnership III, L.P. (“Costa Brava”), individually and collectively, jointly and severally, have unconditionally guaranteed repayment of $2,000,000 of the Company’s monetary obligations to PFG. Each of Griffin and Costa Brava are existing stockholders and secured creditors of the Company.

To secure the payment of all of the Company’s obligations under the Loans when due, the Company granted to PFG a first position, continuing security interest in substantially all of the Company’s assets, including substantially all of its intellectual property, subject to the commitment by PFG to release any security interests in any assets that may be sold by the Company to Vectronix Inc. pursuant to an Asset Purchase Agreement dated October 17, 2010 between the Company and Vectronix Inc. In addition, Costa Brava, Griffin and certain other existing creditors of the Company have agreed to subordinate their security interests and liens that such creditor may have in any of the Company’s property and agreed that while any obligations remain outstanding by the Company to PFG, any and all liens of Creditor in respect of Borrower shall be junior to PFG’s security interests.

As additional consideration for entering into the Agreement, the Company issued to PFG, and two of its affiliated entities, 7-year warrants to purchase an aggregate of 15,000,000 shares of the Company’s common stock at the exercise price of $0.11 per share (the “Warrants”). If the Company attains certain specified revenue and EBITDA thresholds for calendar year 2012, the aggregate number of shares issuable upon exercise of the Warrants will be reduced to 10,000,000 shares.

The information set forth above is qualified in its entirety by reference to the actual terms of (i) the Agreement, which is attached hereto as Exhibit 10.1; and (ii) the form of the Warrant issued by the Company to PFG and two of its affiliated companies; a copy of which is attached hereto as Exhibit 10.2.

On December 15, 2011, the Company issued a press release announcing its new credit facility discussed above. A copy of such press release is furnished herewith as Exhibit 99.2.

Item 1.02	Termination of a Material Definitive Agreement.

In preparation for the Company’s new credit facility, the Company entered into a General Release Agreement (the “Release”) with Summit Financial Resources, L.P. (“Summit”) on December 13, 2011. Pursuant to this Release, the Company paid to Summit $25,000 in cash in consideration for the termination and satisfaction of all outstanding indebtedness and obligations owed by the Company to Summit pursuant to that certain Financing Agreement dated June 16, 2009, together with all supplements and addendums thereto. Under the Financing Agreement, Summit previously provided factoring advances to the Company against the Company’s receivables.

The information disclosed in Item 1.01 of this Current Report on Form 8-K with respect to the repayment of the Secured Promissory Note dated April 14, 2010 is incorporated by reference into this Item 1.02.

Item 2.02	Results of Operations and Financial Condition.

On December 9, 2011, the Company filed a definitive proxy statement with the Securities and Exchange Commission, which included the filing of the Company’s audited financial statements for the fiscal year ended October 2, 2011 (“Fiscal 2011”). Such financial statements were filed as Appendix D to the referenced proxy statement.

The information contained under Item 2.02 in this report and in Exhibit 99.1 attached to this report are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The sales and issuances described in this Current Report on Form 8-K (and the issuances of shares of common stock upon exercise of the Warrant described herein) have been determined to be exempt from registration under the Securities Act, in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. PFG and its affiliated companies have represented that (i) they are accredited investors as that term is defined in Regulation D, and (ii) they have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

IMPORTANT ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SEC

On December 9, 2011, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s proposed sale of assets to Vectronix Inc. Investors and stockholders of the Company are urged to read the proxy statement, as amended, and any other relevant materials carefully because they contain important information about the Company, Vectronix Inc. and the Company’s proposed sale of assets to Vectronix Inc. This proxy statement and other relevant materials, and any and all documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov and at the Company’s website at www.isc8.com/investors. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to Irvine Sensors Corporation, 3001 Red Hill Avenue, Suite 4-108, Costa Mesa, CA 92626, Attention: Investor Relations. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS AMENDED, AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE COMPANY’S PROPOSED SALE OF ASSETS TO VECTRONIX INC.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed sale of assets to Vectronix Inc. Information regarding the interests of these executive officers and directors in the proposed transaction described herein is included in the proxy statement described above, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement dated December 14, 2011 between the Company and Partners for Growth III, L.P.

10.2	Form of Warrant dated December 14, 2011 issued to PFG and two of its related entities.

10.3	General Release Agreement dated December 13, 2011 between the Company and Summit Financial Resources, L.P.

23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP, Independent Registered Public Accounting Firm

99.1	Audited Financial Statements of the Company for the Fiscal Years Ended October 3, 2010 and October 2, 2011 (furnished herewith but not filed pursuant to Item 2.02)

99.2	Press Release of the Company dated December 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRVINE SENSORS CORPORATION, a Delaware corporation

Dated: December 15, 2011	By:	/S/ Dan Regalado
Dan Regalado Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan and Security Agreement dated December 14, 2011 between the Company and Partners for Growth III, L.P.

10.2	Form of Warrant dated December 14, 2011 issued to PFG and two of its related entities.

10.3	General Release Agreement dated December 13, 2011 between the Company and Summit Financial Resources, L.P.

23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP, Independent Registered Public Accounting Firm

99.1	Audited Financial Statements of the Company for the Fiscal Years Ended October 3, 2010 and October 2, 2011 (furnished herewith but not filed pursuant to Item 2.02)

99.2	Press Release of the Company dated December 15, 2011